SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2004

PEOPLES FIRST, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-30640	23-3028825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

24 South Third Street, Oxford, Pennsylvania		19363
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610)932-9294

N/A

Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(a)  and (b)  None.

(c)  Exhibit:

Exhibit 99.1	Press Release, dated April 20, 2004, of Peoples First, Inc. regarding its first quarter results of operations.

Item 12.  Results of Operations and Financial Condition.

Peoples First, Inc.’s press release, dated April 20, 2004, announcing its results of operations for the three (3) month period ended March 31, 2004, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2004	PEOPLES FIRST, INC.

	By:	/s/ Susan H. Reeves
Susan H. Reeves,
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated April 20, 2004